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EXHIBIT 10.50


                            INGEN TECHNOLOGIES, INC.
                            35193 AVENUE "A", SUITE-C
                                YUCAIPA, CA 92399

August 29, 2008

AJW Partners, LLC
New Millennium Capital Partners II, LLC
AJW Master Fund, Ltd.
AJW Offshore, Ltd.
AJW Qualified Partners, LLC
1044 Northern Boulevard
Suite 302
Roslyn, New York 11576

Re:      INGEN TECHNOLOGIES, INC., (the "Company") -
         AMENDMENT OF NOTES

Ladies and Gentlemen:

      This letter sets for the agreement of the parties hereto to amend the Applicable Percentage and the Interest Rate (as defined in the Notes) of all the Notes, which are convertible into shares of the Company's common stock, no par value per share (the "COMMON STOCK"), ever issued by the Company to the investors listed in the signature pages hereto (collectively, the "INVESTORS")(the "Notes").

      By execution hereof, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree that:

      1. The applicable Percentage (as defined in each of the Notes) shall be 40%.

      2. The Interest Rate (as defined in each of the Notes), effective as of January 1, 2008, shall be 12%.

      3. The notes are hereby amended in accordance with the foregoing provision. All other provisions of the Notes, as amended from time to time, shall remain in full force and effect.

      The parties shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other parties hereto may reasonably request in order to carry out the intent an accomplish the purposes of this letter agreement, including without limitation the issuance of amended Notes.


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      Please signify your agreement with the foregoing by signing a copy of this letter where indicated and returning it to the undersigned.

                                             Sincerely,

                                             INGEN TECHNOLOGIES, INC.

                                             /S/ SCOTT R. SAND
                                             ----------------------------------
                                             Scott R. Sand
                                             Chief Executive Officer

ACCEPTED AND AGREED:

AJW PARTNERS, LLC
By: SMS GROUP, LLC

/S/ COREY S. RIBOTSKY
------------------------------------
Corey S. Ribotsky, Manager


NEW MILLENNIUM CAPITAL PARTNERS II, LLC
By: FIRST STREET MANAGER II, LLC

/S/ COREY S. RIBOTSKY
------------------------------------
Corey S. Ribotsky, Manager


AJW MASTER FUND, LTD.
By: FIRST STREET MANAGER II, LLC

/S/ COREY S. RIBOTSKY
------------------------------------
Corey S. Ribotsky, Manager


AJW OFFSHORE, LTD.
By: FIRST STREET MANAGER II, LLC

/S/ COREY S. RIBOTSKY
------------------------------------
Corey S. Ribotsky, Manager


AJW QUALIFIED PARTNERS, LLC
By: AJW MANAGER, LLC

/S/ COREY S. RIBOTSKY
------------------------------------
Corey S. Ribotsky, Manager